Exhibit 10.1


                               STOCK PURCHASE AND
                              ASSUMPTION AGREEMENT

     STOCK PURCHASE AND ASSUMPTION AGREEMENT, dated as of May 13, 2004, between Nesco Industries, Inc., a Nevada corporation ("Nesco") and NAC Calabria Acquisition Corporation, a New York corporation ("NAC Transferee").

                              W I T N E S S E T H:

     WHEREAS Nesco owns all of the issued and outstanding capital stock of each of (i) National Abatement Corporation, a Delaware corporation ("National"), (ii) NAC/Indoor Air Professionals, Inc., a New York corporation ("Professionals") and
(iii) NAC Environmental Services, Inc., a Delaware corporation ("Environmental," and together with National and Professionals, the "NAC Entities," and each, an "NAC Entity")

     WHEREAS, the NAC Transferee wants to purchase and Nesco desires to transfer to the NAC Transferee all of the issued and outstanding capital stock of each NAC Entity (the "NAC Interests"); and

     WHEREAS the NAC Transferee is agreeing to indemnify Nesco against any cost, loss or expense in respect of the Liabilities (as defined below) in consideration of the transfer to it of 100% of the capital stock of each NAC Entity and all indebtedness of each NAC Entity to Nesco (the "the NAC Interests") and delivery of 3,000,000 shares of the common stock of Nesco (the "NAC Shares") and the agreement of Nesco to repurchase 2,400,000 of the NAC Shares as more fully set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                            TRANSFER OF NAC INTERESTS

     1.1 Transfer of NAC Interests and Indemnification. Subject to the terms and conditions hereinafter set forth and on the basis of and in reliance upon the representations, warranties, obligations and agreements set forth herein, as of the date hereof; (i) Nesco does hereby transfer, convey, assign and deliver to the NAC Transferee, and the NAC Transferee hereby acquires from Nesco, all of Nesco's right, title and interest in and to the NAC Interests, free and clear of any liens, claims, security interests, pledges, mortgages, rights of first refusal, opinions, proxies, voting trusts and other encumbrances arising by through or under Nesco and (ii) the NAC Transferee does hereby assume all liabilities and obligations of Nesco with respect to each of the NAC Entities or the NAC Interests and agrees to indemnify and hold harmless Nesco against any cost, loss or expense in respect thereof.

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     1.2 Additional Consideration for Indemnification by the NAC Transferee.  As
additional consideration for the indemnification by the NAC Transferee pursuant to Section 1.1(ii) of this agreement, (i) Nesco does hereby issue to the NAC Transferee, and the NAC Transferee does hereby accept delivery of, free of pre-emptive or other similar rights, the NAC Shares and (ii) Nesco agrees that if the NAC Transferee cannot in good faith resell all of the NAC Shares in an arm's length transaction during the twelve month period immediately following the date Hydrogel Systems, Incorporated becomes a majority-owned subsidiary of Nesco for a price equal to the lesser of (i) all liabilities of NAC resulting directly from the agreement between NAC and Mason Tenders Union plus legal fees due to the firm of Eckert, et. al. and (ii) $330,000 then Nesco will repurchase from the NAC Transferee 2,400,000 of the NAC Shares on ten business days' prior written notice from the NAC Transferee requesting such purchase.

                                   ARTICLE II

                  REPRESENTATIONS WITH RESPECT TO THE COMPANIES

Nesco hereby represents and warrants to the NAC Transferee as of the date hereof as follows:

     2.1  Organization.

     (a) Each of National and Environmental is a corporation duly organized and validly existing under the laws of Delaware. Professional is a corporation duly organized and validly existing under the laws of New York.

     (b) Nesco has delivered to the NAC Transferee complete and correct copies of the certificate of incorporation and bylaws and minute book of each NAC Entity.

     2.2 Capitalization. The securities, evidences of indebtedness and other interests, if any, comprising the NAC Interests are set forth on Schedule 2.2 to this agreement. The NAC Interests transferred to the NAC Transferee include all of the issued and outstanding capital stock of any class or series of each NAC Entity and all indebtedness or liability of each NAC Entity to Nesco. There are no options, warrants, calls, conversion rights, commitments, agreements, contracts, understandings, restrictions, arrangements or rights of any character to which any NAC Entity is a party or by which any NAC Entity may be bound obligating such entity to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating such Company to grant, extend or enter into any such option, warrant, call, conversion right, commitment, agreement, contract, understanding, restriction, arrangement or right. No NAC Entity has outstanding any bonds, debentures, notes, or other indebtedness the holders of which have the right to vote (or convertible or exercisable into securities having the right to vote) with holders of capital stock of any NAC Entity on any matter.

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     2.3  Tax Matters.

     (a) All federal, state, local and foreign income and other tax returns required to be filed by each NAC Entity have been filed in a timely manner (taking into account all extensions of due dates) and all taxes shown as due thereon have been paid. There are no liens for unpaid taxes (other than taxes not yet due and payable) upon the assets of any NAC Entity, no claims or deficiencies for income or franchise taxes have been asserted or assessed against any NAC Entity which remain unpaid, no waivers of statutes of limitation are in effect in respect of federal income taxes of such entity, and such entity has withheld and paid all taxes required to have been withheld and paid by it in connection with payments or distributions to its employees or other recipients. The charges, accruals and reserves on the books of each NAC Entity with respect to taxes for all fiscal periods and for the period from the end of the last fiscal period to the date hereof are adequate and neither the Nesco nor such entity knows of any actual or proposed tax, assessment for any fiscal period or of any basis therefor. There is no audit examination, deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any taxes of or relating to any NAC Entity and to the best knowledge of the Nesco and the NAC Entities, no such proceedings threatened. Nesco has duly and timely filed each federal, state, local and foreign income and other tax returns required to be filed by Nesco or Nesco's affiliates which include or are based upon the assets, operations, ownership or activities of any NAC Entity, including any consolidated, combined, unitary, fiscal unity or similar tax return which includes or is based upon the assets, operations, ownership or activities of any NAC Entity (or Nesco has timely and properly filed valid extensions of time with respect to the filing thereof).

     (b) Each NAC Entity, or Nesco on behalf of such entity, has paid, and as of the date hereof, will have paid, or have filly accrued on the books of such entity each tax owing with respect to the assets, ownership, operations and activities of such entity (whether or not shown on any tax return) and has withheld and paid each tax required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other party. There are no liens for taxes on the assets of any NAC Entity except for taxes that are not yet payable.

                                   ARTICLE III

                            REPRESENTATIONS OF NESCO

     Nesco hereby represents and warrants to the NAC Transferee as of the date hereof as follows:

     3.1 Organization. Nesco is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

     3.2 Authorization and Validity of Agreement. Nesco has all right, power and legal authority to execute and deliver this Agreement, and each other agreement and document executed and delivered concurrently or in connection herewith (this Agreement and such other agreements and documents, collectively, the "Operative Documents"), and to carry out and perform its obligations hereunder and

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thereunder.  The NAC Shares are duly authorized,  validly issued, fully paid and nonassessable and free of any liens and preemptive rights of any nature.

     3.3 No Violation. The execution and delivery by Nesco of this Agreement and each of the Operative Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of,
(ii) constitute a default under, (iii) result in the creation of any liens upon the NAC Shareses, (iii) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency or any other person pursuant to, (1) the certificate of incorporation or bylaws of the Nesco or any NAC Entity, (2) any law, statute, rule or regulation to which Nesco or any NAC Entity is subject, or (3) any mortgage, indebtedness, contract, agreement, instrument, order, judgment or decree to which Nesco or any NAC Entity is subject.

                                   ARTICLE IV

                      REPRESENTATIONS OF THE NAC TRANSFEREE

     The NAC Transferee hereby represents and warrants to the Nesco as of the date hereof as follows:

     4.1 Organization. The NAC Transferee is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York.
The NAC Transferee has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted.

     4.2 Authorization and Validity of Agreement. The NAC Transferee has all right, power and legal authority to execute and deliver this Agreement, and each other Operative Document, and to carry out and perform its obligations hereunder and thereunder. Each Operative Document to which the NAC Transferee is a party has been duly and validly executed and delivered and authorized by the NAC Transferee and, assuming the due execution of each Operative Document by the other parties hereto, constitutes the legal, valid and binding obligation of the NAC Transferee, enforceable against the NAC Transferee in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforceability of creditors' rights generally and general equitable principles.

     4.3 No Violation. The execution and delivery by the NAC Transferee of this Agreement and each of the Operative Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) give any third party the right to modify, terminate or accelerate any obligation under, (iv) result in a

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violation of, or (v) require any authorization,  consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency or any other person pursuant to,
(1) the certificate of incorporation of the NAC Transferee, (2) any law, statute, rule or regulation to which the NAC Transferee is subject, or (3) any mortgage, indebtedness, contract, agreement, instrument, order, judgment or decree to which the NAC Transferee is subject.

     4.4  Investment Intent.

     (a) The NAC Shares and the NAC Interests are being acquired by the NAC Transferee for its own account, for investment purposes only and not with a view to the distribution of such shares or interests or with any present intention of distributing any thereof within the meaning of the Securities Act, or reselling the same in violation of any other applicable securities laws. The NAC Transferee agrees and acknowledges that the NAC Shares and the NAC Interests have not been registered under the Securities Act, and therefore cannot be sold unless registered under the Securities Act or unless an exemption from registration is available. The certificates or other instruments evidencing the NAC Shares and the NAC Interests shall bear an appropriate legend to such effect.

     (b) The NAC Transferee has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Nesco and the NAC Entities so that it is capable of evaluating the merits and risks of its investments in Nesco and in acquiring the NAC Interests and has the capacity to protect its own interests. The NAC Transferee has had an opportunity to discuss Nesco's and the NAC Entities businesses, management and financial affairs with its management, to ask questions of officers of Nesco and the NAC Entities, which questions were answered to its satisfaction. The NAC Transferee also acknowledges that it has had such opportunity as it deemed necessary to investigate the businesses, liabilities, books and records, including union contracts, and other vendor and customer relationships of the NAC Entities as it deemed necessary for purposes of entering into this agreement and carrying out the transactions contemplated hereby and that accordingly it is not relying on any representation, warranty or statement made by or on behalf of Nesco except as expressly set forth in this agreement.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

     5.1 Further Assurances. In case at any time after the date hereof any further action is reasonably necessary or desirable to carry out the purposes of this Agreement or to vest the NAC Transferee with fill title to the NAC Shares and the NAC Interests, the parties to this Agrcement shall take all such necessary action.

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     5.2  Assignment;  Binding  Effect;  Benefit;  Shareholders.  Incorporators,
Officers, Directors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this officer, director or agent of either party shall have any personal or other liability to the other under this contract, all such liability being hereby expressly waived and released forever by the other party.

     5.3 Entire Agreement. This Agreement (including the Schedules annexed hereto), and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings, whether written or oral, among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

     5.4 Notices. Any notice required to be given hereunder shall be in writing and shall be deemed delivered (i) upon delivery if sent by facsimile transmission (confirmed by any of the methods that follow), (ii) upon delivery if sent by overnight courier service (with proof of service) or hand delivery and (iii) three days after mailing by certified or registered mail (return receipt requested and first-class postage prepaid) and addressed as follows:

          If to Nesco:

                    Nesco Industries, Inc.
                    22-09 Queens Plaza North,
                    Long Island City,NY 11101
                    Attn: President

          With a copy to (which shall not constitute notice):

                    Davidoff & Malito
                    605 Third Avenue
                    New York, New York 10153
                    Attn: .Jeffiey Citron, Esq.
                    Tel.: (212) 557-7200
                    Fax: (212)286-1884

          If to the NAC Transferee:

                    Calabria Corporation
                    22-09 Queens Plaza North
                    Long Island City, New York 11101
                    Attn.: President
                    Tel.: (718) 752-2202
                    Fax: (718) 937-0171

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or to such other address as any party shall specify by written  notice so given, and such notice shall be deemed to have been delivered as of the date received.

     5.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by or on behalf of each of the parties hereto.

     5.6 Governing Law. This Agreement has been executed and delivered by the parties in New York, and shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of laws. All parties consent to the exercise of personal jurisdiction over them in New York and agree that any lawsuit arising out of or relating to this Agreement shall be brought exclusively in a court of competent subject matter jurisdiction located within the County New York, State of New York.

     5.7 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

     5.8 Incorporation. The Schedules, if any, hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

     5.9 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.

                         NESCO INDUSTRIES, INC.


                         By: /s/ Michael Caputo
                         Name:  Michael Caputo
                         Title: President

                         NAC CALABRIA ACQUISITION CORPORATION


                         By: /s/ Ronald Kuzon
                         Name: Ronald Kuzon
                         Title: President

                                  AMENDMENT #1
                               STOCK PURCHASE AND
                              ASSUMPTION AGREEMENT

     AMENDMENT NUMBER 1 TO STOCK PURCHASE AND ASSUMPTION AGREEMENT, dated June 9, 2004, between Nesco Industries, Inc., a Nevada corporation ("Nesco") and NAC Calabria Acquisition Corporation, a New York corporation ("NAC Transferee").

                              W I T N E S S E T H:

     WHEREAS, Nesco and the NAC Transferee are parties to a STOCK PURCHASE AND ASSUMPTION AGREEMENT dated May 13, 2004 (the "SPA"),

     WHEREAS, Nesco and the NAC Transferee acknowledge that the SPA does not reflect the treatment of account receivables of the NAC Entities as agreed by the parties; and

     WHEREAS  Nesco  and  the  NAC  Transferee   desire  to  memorialize   their
understanding of such treatment, in writing.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

                                   ARTICLE I

                                 STATUS OF SPA

     1.1 SPA in full force and effect. The parties acknowledge that the SPA is in full force and effect and that this amendment only memorializes the understanding of the parties in connection with accounts receivable of the NAC Entities.

     1.2 Definitions. All capitalized terms used herein, not otherwise defined, shall have the meaning ascribed them in the SPA.

     1.3 Controlling Terms. Other than as specifically set forth herein the terms and conditions of the SPA shall control the relationship of the parties and the provisions of Article V thereof shall be deemed incorporated herein as if set forth in its entirety.

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                                   ARTICLE II

                        RETENTION OF ACCOUNTS RECEIVABLE

     2.1 Retention of Accounts Receivable. Other than as specifically set forth in the SPA, the NAC Transferee acknowledges that each of the NAC Entities, prior to the exchange of stock pursuant to the SPA, absolutely sold, transfered and assigned to Nesco all of such entities' right, title and interest in and to all of its Receivable and all monies due or which may become due on or with respect to such Receivables. Nesco shall be the absolute owner of each Receivable. Nesco shall have, with respect to any goods related to the Receivable, all the rights and remedies of an unpaid seller under the UCC and other applicable law, including the rights of replevin, claim and delivery, reclamation and stoppage in transit not inconsistent with the UCC.

     2.2 Definition of Receivables "Receivables" for the purposes of this agreement shall mean accounts, receivables, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds thereof.

     2.3 Relinquishment of any Claims The NAC Transferee hereby waives and relinquishes any claim that it may have pursuant to law, agreement or equity in any of the transferred Receivables.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.

NESCO INDUSTRIES, INC.                  NAC CALABRIA ACQUISITION
                                        CORPORATION


By /s/                                  By /s/
Name:                                   Name:
Title:                                  Title:


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